                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


         The person whose signature appears below constitutes and appoints Alan
N. Johnson and Elden W. Rance, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Leisure Time Casinos & Resorts, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1 and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 16, 1999



                                            /s/ Gerald J. Boyle
                                            ------------------------------------
                                            Gerald J. Boyle

                                POWER OF ATTORNEY


         The person whose signature appears below constitutes and appoints Alan
N. Johnson and Elden W. Rance, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Leisure Time Casinos & Resorts, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1 and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 16, 1999



                                            /s/ R. Thomas Klingel
                                            ------------------------------------
                                            R. Thomas Klingel

                                POWER OF ATTORNEY


         The person whose signature appears below constitutes and appoints Alan
N. Johnson and Elden W. Rance, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Leisure Time Casinos & Resorts, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1 and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 16, 1999



                                            /s/ Richard D. Sly
                                            ------------------------------------
                                            Richard D. Sly

                                POWER OF ATTORNEY


         The person whose signature appears below constitutes and appoints Alan
N. Johnson and Elden W. Rance, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him in his name, place and stead, in his capacity as an officer, director, or both of Leisure Time Casinos & Resorts, Inc., a Colorado corporation ("Company"), to sign the Company's Registration Statement on Form S-1 and any and all amendments thereto (including post-effective amendments), and to file the same with the United States Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or their substitute or substitutes, may do or cause to be done by virtue hereof.

Date:  April 16, 1999



                                            /s/ Lester E. Bullock
                                            ------------------------------------
                                            Lester E. Bullock